UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                February 6, 2002
                                ----------------
                                 Date of Report



                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)




   Pennsylvania                      000-22026                   25-1407782
--------------------         ------------------------      ---------------------
(State or other              (Commission File Number)      (IRS Employer
   jurisdiction of                                           Identification No.)
        corporation)





One RentWay Place, Erie, Pennsylvania                             16505
--------------------------------------------------------------------------------
(Address of principal executive offices)                         Zip Code



Registrant's telephone number, including area code:          (814) 455-5378
                                                         -----------------------










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Item 5.           Other Events

                Rent-Way Schedules First Quarter Earnings Release


Erie, Pennsylvania, February 6, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced it will host a conference call in connection with the release of financial results for its first quarter, ended December 31, 2001. The call will take place at 4:30 PM (EST) on Thursday, February 14, 2002. Participants may access the call via web cast at http://www.videonewswire.com/event.asp?id=3354. A replay of the web cast will be available for two weeks.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,073 stores in 42 states.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                Rent-Way, Inc.
                                           ------------------------
                                                 (Registrant)





       February 6, 2002                           /s/ John A. Lombardi
  -----------------------------            -------------------------------------
            Date                                         (Signature)
                                                      John A. Lombardi
                                                 Chief Accounting Officer
                                                           and
                                                        Controller





       February 6, 2002                        /s/ William A. McDonnell
  -----------------------------            -------------------------------------
            Date                                         (Signature)
                                                   William A. McDonnell
                                                      Vice President
                                                            and
                                                 Chief Financial Officer